Exhibit 10.23(b)

EXECUTION VERSION

CONSENT, WAIVER AND AMENDMENT TO

THIRD-LIEN LOAN AND GUARANTY AGREEMENT

This CONSENT AND AMENDMENT, dated as of May 24, 2005 (this “Amendment”), to the Third-Lien Loan & Guaranty Agreement, dated as of April 13, 2005 (the “Agreement”) by and among RELIANT PHARMACEUTICALS, INC., a corporation organized under the laws of the state of Delaware (“Company”), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantor Subsidiaries, the Lenders party thereto from time to time, and GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”) as Administrative Agent and Collateral Agent, is by and among the Company, GSCP, the Requisite Lenders signatory hereto and FIRST SOURCE FINANCIAL, INC. as successor administrative agent and successor collateral agent (“First Source”). Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Agreement.

WHEREAS, GSCP desires to resign as Administrative Agent and Collateral Agent and First Source has agreed to succeed GSCP as Administrative Agent and Collateral Agent under the Agreement and under the Credit Documents;

WHEREAS, the Company, GSCP and First Source desire to amend certain provisions of the Agreement relating to the succession of the Administrative Agent and Collateral Agent and as requested by First Source;

WHEREAS, the consent of the Requisite Lenders is required under Section 10.5 of the Agreement to approve the appointment of First Source as Administrative Agent and to amend the Agreement; and

NOW, THEREFORE, the Company, Lenders, GSCP and First Source agree to amend the Agreement as follows:

ARTICLE ONE

AMENDMENTS OF AGREEMENT

Section 1.01. Amendment to “Pro Rata Shares; Availability of Funds.”

(a) Section 2.5(a) of the Agreement is hereby amended by inserting “or Administrative Agent” after the existing language that reads “it being understood that no Lender”.

(b) The clause within Section 2.5(b) of the Agreement that reads, “Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Credit Date, or Administrative Agent shall make available to Company a corresponding amount on such Credit Date” is hereby amended by replacing “shall” with “may, in its sole discretion,”.

Section 1.02 Amendment to “General Provisions Regarding Payments.” Section 2.16(h) is hereby amended by deleting the first paragraph in its entirety and replacing it with the following:

“If an Event of Default shall have occurred and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.1, all payments or proceeds received by Agents hereunder in respect of any of the Obligations, shall be applied first, to the payment of all reasonable costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and Administrative Agent and their agents and counsel, and all other reasonable expenses, liabilities and advances made or incurred by the Administrative Agent and Collateral Agent in connection therewith, and all amounts for which the Collateral Agent and Administrative Agent are entitled to indemnification hereunder (in their capacity as the Collateral Agent or Administrative Agent and not as a Lender) and all advances made by the Collateral Agent and Administrative Agent hereunder for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent and Administrative Agent (in their capacity as the Collateral Agent or Administrative Agent and not as a Lender) in connection with the exercise of any right or remedy hereunder or under the Credit Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess of such proceeds, to the payment of all other Obligations for the ratable benefit of the Lenders; and third, to the extent of any excess of such proceeds, to the payment to, or upon the order of, Company or Guarantor Subsidiary or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.”

Section 1.03 Amendment to “Powers and Duties”. Section 9.2 of the Agreement is hereby amended by inserting the following sentence at the end of such Section: “No Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability (except with respect to obligations of such Agent expressly set forth in the Credit Documents for which it has received indemnification in accordance with the provisions of Section 9.6) or that is contrary to any Credit Document or applicable law.”

Section 1.04 Amendment to “General Immunity.”

(a) Section 9.3(a) of the Agreement is hereby amended by inserting the following sentence at the end of such subsection (a): “No Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability (except with respect to obligations of such Agent expressly set forth in the Credit Documents for which it has received indemnification in accordance with the provisions of Section 9.6) or that is contrary to any Credit Document or applicable law.”

(b) Section 9.3(b) of the Agreement is hereby amended by inserting “as determined by a court of competent jurisdiction by a final and nonappealable judgment” at the end of the first sentence before the period in such subsection (b).

Section 1.05 Amendment to “Right to Indemnity.” Section 9.6 of the Agreement is hereby amended by inserting “as determined by a court of competent jurisdiction by a final and nonappealable judgment” at the end of the first proviso after “gross negligence or willful misconduct” and before the period in such proviso.

Section 1.06 Amendment to Successor Administrative Agent.

(a) Section 9.7 of the Agreement is hereby amended by inserting “and Sections10.2 and 10.3” after “the provision of this Section 9” in the final sentence of Section 9.7.

(b) Section 9.7 of the Agreement is hereby further amended by inserting the following after the second sentence of such Section:

“If no such successor shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or is removed, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided, that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Agents under any of the Credit Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to, or made by, or through the Administrative Agent shall instead be made by or to each Lender, until such time as the Requisite Lenders appoint a successor Administrative Agent as provided for above in this paragraph.”

Section 1.07. Amendment to “Collateral Documents and Guaranty. Section 9.8 of the Agreement is hereby amended by inserting the following after the final sentence of such Section:

“Administrative Agent or Collateral Agent, as applicable, may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral (i) upon payment in full of all Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) or (b) to subordinate its interest in any Collateral to any holder of a Lien on such Collateral which is permitted by clause (l) or (m) of Section 6.2 (it being understood that Administrative Agent and Collateral Agent may conclusively rely on a certificate from Borrower in determining whether the Debt secured by any such Lien is permitted by Section 6.1(k)). Upon request by Administrative Agent or Collateral Agent at any time, Lenders will confirm in writing Administrative Agent’s or Collateral Agent’s authority to release, or subordinate its interest in, particular types or items of Collateral pursuant to this Section 9.8.”

Section 1.08 Amendment to “Amendments and Waivers”. Section 10.5(c) of the Agreement is hereby amended by inserting “or in any other Credit Document” after the language “or any other provision hereof”.

Section 1.09 Amendment to Lender Name. All references to “PG Gigi M Trust” in the Agreement and related schedules are hereby amended and changed to “P.G. Gigi Trust M”.

ARTICLE TWO

CHANGE OF ADMINISTRATIVE AGENT

Section 2.01. Waiver of Notice. The Lenders signatory hereto comprising the Requisite Lenders hereby waive the requirement under Section 9.7 of the Agreement to provide five day’s notice prior to the effectiveness of any resignation by GSCP as Administrative Agent.

Section 2.02. Resignation of Current Administrative Agent. Having given the requisite notice of resignation pursuant to Section 9.7 of the Agreement, GSCP hereby resigns as the Administrative Agent under the Agreement, and the Company and the Lenders signatory hereto comprising the Requisite Lenders hereby accept such resignation, to be effective as of May 24, 2005 (the “Effective Date”).

Section 2.03 Appointment of Successor Administrative Agent. The Lenders signatory hereto comprising the Requisite Lenders hereby consent to, and appoint First Source as Administrative Agent under the Agreement, and First Source hereby accepts such appointment. Each Lender hereby authorizes First Source to act as its Administrative Agent in accordance with the terms of the Agreement and the other Credit Documents. The appointment and succession of First Source as Administrative Agent shall be effective as of the Effective Date.

Section 2.04 Transfer of Rights and Responsibilities.

(a) GSCP hereby confirms, assigns, transfers, delivers and conveys, without recourse, as of the Effective Date, to First Source as successor Administrative Agent under the Agreement, all rights, powers, privileges, duties and obligations that GSCP, as the resigning Administrative Agent now holds under and by virtue of the Agreement.

(b) Each of GSCP and Company hereby agree to take, upon the reasonable request of First Source and at the reasonable expense of the Company, such additional actions and to execute and deliver such other documents and instruments to effect First Source’s succession as Administrative Agent under the Agreement and the other Credit Documents.

ARTICLE THREE

MISCELLANEOUS PROVISIONS

Section 3.01. Continuing Effect. Except as expressly amended by this Amendment, the Agreement remains in full force and effect in accordance with its terms and is hereby in all respects ratified and confirmed.

Section 3.02. References to the Agreement. All references to the Agreement in Credit Documents, or in any other document executed or delivered in connection therewith, shall, from the date hereof, be deemed a reference to the Agreement as amended hereby, unless the context requires otherwise.

Section 3.03. Notices. All notices or deliveries to be given or made to First Source under the Agreement or any other Credit Document shall be to the following:

First Source Financial, Inc.
Jeffrey A. Cerny
Executive Vice President
2850 West Golf Road
Suite 520
Rolling Meadows, IL 60008
Tel.
Fax.

Section 3.04, Governing Law. This Amendment shall be governed by and construed in accordance with the law governing the Agreement.

Section 3.05. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which together shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

RELIANT PHARMACEUTICALS, INC.

By:
Name:
Title:

RP SUB NO. 1, INC.,
as a Guarantor Subsidiary

By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent and Collateral Agent

By:
Authorized Signatory

FIRST SOURCE FINANCIAL, INC.,
as successor Administrative Agent and Collateral Agent

By:
Authorized Signatory

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

BAY CITY CAPITAL FUND II, L.P., as Lender

By:	BAY CITY CAPITAL MANAGEMENT II, LLC, its manager

By:
Name:
Title:

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

BAY CITY CAPITAL FUND III, L.P., as Lender

By:	BAY CITY CAPITAL MANAGEMENT III, LLC, its manager

By:
Name:
Title:

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

Stephen Bowen, as Lender

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

CRAVES FAMILY, L.L.C., as Lender

By:
Name:
Title:

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

HANDELSMAN FAMILY INVESTMENT
GROUP, LLC, as Lender

By:
Name:
Title:

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

THE HEATHER ROAD TRUST, as Lender

By:
Name:
Title:

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

INTERNATIONAL CAPITAL GROUP S.A, as Lender

By:
Name:
Title:

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

John J. Mack, as Lender

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

Ernest Mario, as Lender

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

PHARMBAY INVESTORS, L.L.C., as Lender

By:
Name:
Title:

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

PROMERICA CAPITAL, LLC, as Lender

By:
Name:
Title:

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

JAMES C. SMITH AND NORMA I.
SMITH, JTWROS, as Lender

James C. Smith:

Norma I. Smith

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

Robert K. Steel, as Lender

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

P.G. GIGI TRUST M, as Lender

By:
Name:
Title:

Consent, Waiver and Amendment to

Third-Lien Loan & Guaranty Agreement

THE WEXNER CHILDREN’S TRUST II, as Lender

By:
Jeffrey Epstein, not individually but solely in his capacity as trustee of the Trust.

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